UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

KKR Credit Opportunities Portfolio

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your vote is needed! Dear Shareholder:

The special meeting of shareholders of KKR Credit Opportunities Portfolio has been further adjourned until November 12, 2025, as we work to reach the required vote participation needed to pass important proposals.

Your prompt response will help us meet shareholder approval requirements before the meeting, thereby reducing the risk of additional solicitation costs and further meeting postponements.

If you have previously voted your shares, no action is necessary. Unless we receive instructions from you to the contrary, your shares will be voted according to your previous instructions that were submitted. If you wish to change your vote you may do so using one of the voting methods listed on your ballot or please call toll-free at 1-844-202-6602 on any weekday between 9:00 a.m. to 10:00 p.m. Eastern Time.

To secure your input, please call toll-free at 1-844-202-6602 on any weekday between 9:00 a.m. to 10:00 p.m. Eastern Time. It will take only a minute of your time to resolve this matter.

Thank you in advance for your attention to this request.

WAYS TO VOTE YOUR INVESTMENT:

Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

Call 1-844-202-6602 and speak to a live representative.

Mark, sign and date the enclosed ballot and mail in the envelope provided

KCOP25

Solicitation Script (Inbound and Outbound)

CLIENT NAME: KKR CREDIT OPPORTUNITIES PORTFOLIO

Meeting Date: November 12, 2025

Dedicated Toll-Free Number: 1-844-202-6602

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the KKR CREDIT OPPORTUNITIES PORTFOLIO. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of KKR CREDIT OPPORTUNITIES PORTFOLIO to confirm you have received the proxy materials for the special meeting of shareholders scheduled for November 12, 2025. Have you received proxy materials?

NEAR MEETING DATE OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of KKR CREDIT OPPORTUNITIES PORTFOLIO to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on November 12, 2025. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with KKR CREDIT OPPORTUNITIES PORTFOLIO. Due to the lack of shareholder participation, the special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

VOTING:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 844-202-6602.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 844-202-6602.

IF NOT INTERESTED:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of KKR CREDIT OPPORTUNITIES PORTFOLIO. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 12, 2025.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-202-6602 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of KKR CREDIT OPPORTUNITIES PORTFOLIO. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on Novemver 12, 2025.

Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-202-6602 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

[NAME]	October 10, 2025

[ADDRESS LINE 1]

[ADDRESS LINE 2]

URGENT: YOUR RESPONSE IS CRITICAL

[PERSONALIZED QR CODE FOR VOTING]

Dear Shareholder:

The Board of Trustees of the KKR Credit Opportunities Portfolio has called for a special meeting of the shareholders and has engaged Broadridge Proxy Services Center to assist with an important matter related to your investment.

You are an investor as of September 17, 2025, and are, therefore, entitled to vote at the special meeting. However, our efforts to reach you by mail, email, and phone have been unsuccessful so far.

We kindly request you contact us as soon as possible. You can reach us by calling 1-844-202-6602 during the hours of Monday through Friday: 9:00 AM – 10:00 PM Eastern Time.

Alternatively, you may scan the QR code above to conveniently complete your response online.

This matter is very important and will take only a moment of your time. Thank you in advance for your assistance with this matter.

KCOP25

KKR CREDIT OPPORTUNITIES PORTFOLIO Issues you care about are up for a vote. Please vote now. Dear valued investor, We have yet to receive your proxy voting instructions for KKR Credit Opportunities Portfolio. Make your voice heard. Vote today so we can avoid adjournment of the special shareholder meeting scheduled on November 12, 2025. Join your fellow shareholders and vote now. If you have questions or need assistance, call 1-844- 202-6602 and a proxy specialist will be happy to assist you. We appreciate your investment—and thank you for voting. Sincerely, /s/ Lori Hoffman Lori Hoffman Secretary and Vice President Your unique control number can be found on the enclosed ballot in the box marked with an arrow. Go to www.proxyvote.com Without a proxy card Call 1-844-202-6602 (Weekdays 9am to 10pm ET) With a proxy card Access the automated system using a touch-tone phone Call the number located on your ballot Scan the QR code on the enclosed proxy card Mark, sign and date the enclosed ballot and mail in the envelope provided

Close to Meeting Date Text Sample:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center on behalf of your investment with KKR Credit Opportunities Portfolio.

Our attempts to reach you have been unsuccessful. You should have received proxy materials requesting your vote on important matters related to your fund. To date, we have not received your vote, please vote your shares today!

To prevent any additional mailings or phone calls, please contact us at 1-844-202-6602 or vote using the link below.

[Individual Link here]

To review the meeting materials, please click the following link.

https://materials.proxyvote.com/Approved/MC6689/20250620/NPS_612216.PDF

STOP to END